UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2024

CITY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-11733

West Virginia	55-0619957
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, West Virginia 25313
(Address of Principal Executive Offices, Including Zip Code)

304-769-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock $2.50 Par Value	CHCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2024, City Holding Company (“the Company”) issued a news release, attached as Exhibit 99.1, announcing appointment of James M. Parsons to its Board of Directors (“Board”) effective January 31, 2024. Mr. Parsons was appointed to the Board as a Class III director and will stand for election at the Company’s 2024 Annual Meeting of Shareholders.

There is no arrangement or understanding with any person pursuant to which Mr. Parsons was appointed as a member of the Board. Compensatory arrangements for Mr. Parsons will be consistent with the previously disclosed standard arrangements for non-employee directors of the Company, as described on page 13 of the Company’s proxy statement for its 2023 Annual Meeting of Shareholders filed with the Commission on March 27, 2023, which disclosure is incorporated herein by reference.

Concurrent with his appointment to the Board, Mr. Parsons was appointed to serve on the Audit Committee of the Company and was designated as an “audit committee financial expert” within the meaning of the rules promulgated by the SEC pursuant to the Sarbanes-Oxley Act of 2002.

City National Bank of West Virginia, a Company affiliate, also elected Mr. Parsons to its Board of Directors effective January 31, 2024.

Section 8 – Other Events

Item 8.01    Other Events.

On January 31, 2024 the Board of Directors of City Holding Company (the “Company”) authorized the Company to buy back up to 1,000,000 of its common shares (the “Program”) in open market transactions, in block trades or otherwise at prices that are accretive to the earnings per share of continuing shareholders. The Program, which has no time limit on the duration, permits management to commence or suspend purchases at any time or from time-to-time based upon market and business conditions and without prior notice.

Furnished as Exhibit 99.2 and incorporated herein by reference is the news release issued by the Company announcing the approval of the stock repurchase program.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	News Release issued January 31, 2024 – City Holding Company Elects James M. Parsons to Board of Directors
99.2	News Release issued January 31, 2024 – City Holding Company Announces Approval of Stock Repurchase Plan

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: January 31, 2024	City Holding Company

By:	/s/ David L. Bumgarner
David L. Bumgarner
Executive Vice President & Chief Financial Officer